UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51133	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On August 15, 2005, Japanese Standard Time, MediciNova, Inc. (the “Company”) filed with the Osaka Securities Exchange a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, its financial results for the first half of 2005 (the “Japanese Filing”). A copy of the certified English translation of the Japanese Filing is attached hereto as Exhibit 99.1.

The Japanese Filing includes forward-looking statements that are subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results will differ from those anticipated in these forward looking statements as a result of various factors, including those set forth below under the caption “Risk Factors” and these differences may be material. Forward-looking statements discuss matters that are not historical facts. Forward-looking statements include, but are not limited to, forecasts, discussions regarding the Company’s operating strategy, growth strategy, licensing and acquisition strategy, cost savings initiatives, industry, economic conditions, financial condition, liquidity and capital resources and results of operations. In the Japanese Filing, for example, the Company makes forward-looking statements regarding forecasts and expectations about the rate of revenue growth and the reasons for that expected growth and the achievement of profitability. Such statements include, but are not limited to, statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. You should not rely unduly on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

The information contained in the Japanese Filing is not a complete description of the Company’s business or the risks associated with an investment in the Company’s common stock. The Company urges you to carefully review and consider the various disclosures made by the Company in the Japanese Filing and in the Company’s other reports filed with the Securities and Exchange Commission.

Item 7.01.        Regulation FD Disclosure.

The Company will hold a live Japanese language meeting at Tokyo Shoken Kaikan 9F, 1-5-8 Nihonbashi-Kayabacho, Chuo-ku, Tokyo, at 10:00 a.m. on Wednesday, August 17, 2005 (Japanese Standard Time) to discuss the Company’s financial results for the six months ended June 30, 2005 and the contents of the Japanese Filing. The meeting will be made available by webcast on the Osaka Securities Exchange website promptly following the meeting. A link will be posted to the Company’s website to permit access to the webcast.

The information in this Form 8-K and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Japanese Filing dated August 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 15, 2005	MEDICINOVA, INC.

	By:	/s/ TAKASHI KIYOIZUMI
Takashi Kiyoizumi, M.D., Ph.D.
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Japanese Filing dated August 15, 2005.

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